REVENUE	12 Months Ended
Jun. 30, 2023
Revenue [abstract]
REVENUE	REVENUE

ACCOUNTING POLICIES

Revenue comprises the sale of gold bullion and silver bullion (produced as a by-product).

Up to April 11, 2022 revenue is measured based on the consideration specified in a contract with the customer, which is based on the London Bullion Market fixing price on the date when the Group transfers control over the goods to the customer. The Group recognises revenue at a point in time when Rand Refinery Proprietary Limited (“Rand Refinery”), acting as an agent for the sale of all gold produced by the Group, delivers the Gold to the buyer and the sales price is fixed, as evidenced by the certificate of sale. It is at this point that the revenue can be measured reliably and the recovery of the consideration is probable. Rand Refinery is contractually obliged to make payment to the Group within two business days after the sale of the gold and silver and therefore no significant financing component exists.

Subsequent to April 11, 2022 revenue is measured based on the consideration specified in a contract with the customer, being South African bullion banks. The consideration is based on the gold price derived on the gold market on the day a contract is entered into with the customer. The Group recognises revenue at a point in time when the Group transfers the gold bullion and silver bullion to the bullion bank and the sale price is fixed, as evidenced by deal confirmations.
It is at this point that the customer obtains control of the gold bullion or silver bullion, which is the settlement date specified in the contract. At this point that the revenue can be measured reliably and the recovery of the consideration is probable. The customer is contractually obliged to make payment to the Group on the same day that the Group settles the contract and therefore no significant financing component exists.

Amounts in R million	2023	2022	2021

Gold revenue	5,489.7	5,110.7	5,263.8
Silver revenue	6.6	7.8	5.2
Total revenue	5,496.3	5,118.5	5,269.0
A disaggregation of revenue by operating segment is presented in note 23 OPERATING SEGMENTS.
4    REVENUE continued
MARKET RISK
Commodity price sensitivity
The Group's profitability and the cash flows are significantly affected by changes in the market price of gold which is sold in US Dollars. The Group did not enter into any hedging arrangements during the year.
A change of 20% in the average US Dollar gold price received during the financial year would have increased/(decreased) equity and profit/(loss) by the amounts shown below. This analysis assumes that all other variables remain constant and specifically excludes the impact on income tax.

Amounts in R million	2023	2022	2021

20% increase in the US Dollar gold price	1,099.3	1,023.7	1,053.8
20% decrease in the US Dollar gold price	(1,099.3)	(1,023.7)	(1,053.8)

Exchange rate sensitivity
The Group's profitability and the cash flows are significantly affected by changes in the rand to the US Dollar exchange rate. The Group did not enter into any hedging arrangements during the year.
A change of 20% in the average rand to US Dollar exchange rate received during the financial year would have increased/(decreased) equity and profit/(loss) by the amounts shown below. This analysis assumes that all other variables remain constant and specifically excludes the impact on income tax.

Amounts in R million	2023	2022	2021

20% increase in the US Dollar exchange rate	1,099.3	1,023.7	1,053.8
20% decrease in the US Dollar exchange rate	(1,099.3)	(1,023.7)	(1,053.8)